AMENDATORY AGREEMENT

         AMENDATORY AGREEMENT dated February 23, 1994, between NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation ("NPB"), NATIONAL PENN BANK, formerly named National Bank of Boyertown, a national banking association ("Bank"), and WAYNE R. WEIDNER ("Executive").

                                   BACKGROUND

         1.  NPB,   Bank  and  Executive   entered  into  a  certain   Executive
Supplemental Benefit Agreement dated as of December 27, 1989 (the "Agreement").

         2. NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

         1. Amendment. All references to "one hundred twenty (120) months" and to "one hundred twenty (120) monthly payments" contained in Section 2 of the Agreement are hereby changed to be references to "one hundred eighty (180) months" and "one hundred eighty (180) monthly payments", respectively.

         2. Ratification. As amended hereby, the Agreement is hereby ratified, confirmed and approved.

         3. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement on the date first above written.


                                             NATIONAL PENN BANCSHARES, INC.


                                      By:/s/John A. Cenerazzo
                                         -----------------------------
                                             Name: John A. Cenerazzo
                                             Title: Chairman, Compensation
                                                        Committee



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                                             NATIONAL PENN BANK


                                      By:/s/John A. Cenerazzo
                                         -----------------------------
                                             Name: John A. Cenerazzo
                                             Title: Chairman, Compensation
                                                        Committee



                                         /s/Lawrence T. Jilk, Jr.
                                         ----------------------------
                                                  Lawrence T. Jilk, Jr.
Witness: /s/Sandra L. Spayd
        ----------------------